FOUR CORNERS PROPERTY TRUST N Y S E : F C P T SUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q2 2018 w w w .fcpt.com 1 | FCPT | Q2 2018

C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S : This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. 2 | FCPT | Q2 2018

TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand and Tenant Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to Adjusted EBITDAre 16 3 | FCPT | Q2 2018

CONSOLIDATING BALANCE SHEET As of 06/30/2018 As of 12/31/2017 ($000s, except shares and per share data) Real Estate Restaurant Consolidated Consolidated Unaudited Operations Operations Elimination FCPT FCPT ASSETS Real estate investments: Land $ 468,809 $ 3,061 $ - $ 471,870 $ 449,331 Buildings, equipment and improvements 1,104,706 13,642 - 1,118,348 1,115,624 Total real estate investments 1,573,515 16,703 - 1,590,218 1,564,955 Less: accumulated depreciation (598,858) (6,548) - (605,406) (598,846) Total real estate investments, net 974,657 10,155 - 984,812 966,109 Cash and cash equivalents 86,625 1,746 - 88,371 64,466 Straight-line rent adjustment 25,505 - - 25,505 21,130 Other assets 23,635 551 - 24,186 16,954 Investment in subsidiary 10,947 - (10,947) - - Intercompany receivable 74 - (74) - - Total Assets $ 1,121,443 $ 12,452 $ (11,021) $ 1,122,874 $ 1,068,659 LIABILITIES AND EQUITY Liabilities: Term loan ($400,000, net of deferred financing costs) $ 393,027 $ - $ - $ 393,027 $ 392,222 Revolving facility ($250,000 available capacity) - - - - - Unsecured notes ($125,000, net of deferred financing costs) 123,422 - - 123,422 123,317 Accrued interest payable 1,331 - - 1,331 1,290 Rent received in advance 8,461 - - 8,461 8,295 Dividends payable 17,278 - - 17,278 16,843 Other liabilities 1,476 2,139 - 3,615 4,424 Intercompany payable - 74 (74) - - Total liabilities $ 544,995 $ 2,213 $ (74) $ 547,134 $ 546,391 Equity: Preferred stock $ - $ - $ - $ - $ - Common stock 6 - - 6 6 Additional paid-in capital 510,235 10,947 (10,947) 510,235 473,685 Accumulated other comprehensive income 12,185 - - 12,185 4,478 Noncontrolling interest 7,896 - - 7,896 7,781 Retained earnings 46,126 (708) - 45,418 36,318 Total equity $ 576,448 $ 10,239 $ (10,947) $ 575,740 $ 522,268 Total Liabilities and Equity $ 1,121,443 $ 12,452 $ (11,021) $ 1,122,874 $ 1,068,659 4 | FCPT | Q2 2018

CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2018 2017 2018 2017 Revenues: Rental revenue $ 29,596 $ 28,327 $ 59,186 $ 56,091 Restaurant revenue 5,079 4,826 10,293 9,766 Total revenues $ 34,675 $ 33,153 $ 69,479 $ 65,857 Expenses: General and administrative $ 3,204 $ 3,459 $ 6,873 $ 6,316 Depreciation and amortization 5,225 5,426 10,569 10,829 Restaurant expenses 4,786 4,583 9,656 9,251 Interest expense 4,877 4,508 9,733 8,604 Total operating expenses $ 18,092 $ 17,976 $ 36,831 $ 35,000 Other income $ 231 $ 34 $ 588 $ 39 Realized gain on sale, net 10,879 3,291 10,879 3,291 Income before income tax $ 27,693 $ 18,502 $ 44,115 $ 34,187 Income tax expense (66) (61) (125) (106) Net Income $ 27,627 $ 18,441 $ 43,990 $ 34,081 Net income attributable to noncontrolling interest (182) (128) (291) (245) Net Income Available to Common Shareholders $ 27,445 $ 18,313 $ 43,699 $ 33,836 Basic net income per share $ 0.44 $ 0.30 $ 0.71 $ 0.56 Diluted net income per share $ 0.44 $ 0.30 $ 0.71 $ 0.56 Weighted-average shares outstanding: Basic 61,751,530 60,319,521 61,511,183 60,125,477 Diluted 61,911,699 60,430,606 61,661,560 60,215,050 Regular dividends declared per share $ 0.2750 $ 0.2425 $ 0.5500 $ 0.4850 5 | FCPT | Q2 2018

FFO & AFFO RECONCILIATION ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2018 2017 2018 2017 Net income $ 27,627 $ 18,441 $ 43,990 $ 34,081 Real estate depreciation and amortization 5,209 5,419 10,540 10,814 Realized gain on sales and exchange of real estate (10,879) (3,291) (10,879) (3,291) Realized gain on exchange of real estate (1) - - (228) - FFO (as defined by NAREIT) $ 21,957 $ 20,569 $ 43,423 $ 41,604 Straight-line rent (2,280) (2,422) (4,563) (4,795) Non-cash stock-based compensation 924 704 2,107 1,198 Non-cash amortization of deferred financing costs 455 415 910 813 Other non-cash interest (income) expense (1) 11 (6) 63 Non-real estate investment depreciation 16 7 29 15 Amortization of above and below market leases 15 - 31 - Adjusted Funds From Operations (AFFO) $ 21,086 $ 19,284 $ 41,931 $ 38,898 Fully diluted shares outstanding (2) 62,321,019 60,870,695 62,070,880 60,649,120 FFO per diluted share $ 0.35 $ 0.34 $ 0.70 $ 0.69 AFFO per diluted share $ 0.34 $ 0.32 $ 0.68 $ 0.64 ___________________________ (1) Non-cash gain recognized for GAAP purposes on the transfer of nonfinancial assets related to an excess land parcel exchange. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. 6 | FCPT | Q2 2018

NET ASSET VALUE COMPONENTS Purchase Number of Total Square Avg. Rent Per Tenant Lease Term Annual Cash % Total Price Properties Feet Square Foot EBITDAR Remaining Base Rent Cash Base ($000s) (000s) ($) Coverage(1) (Yrs)(2) ($000s)(3) Rent(3) Real Estate Portfolio as of 6/30/2018 Olive Garden - 298 2,545 28 5.2x 12.3 71,406 65.1% LongHorn Steakhouse - 105 585 33 4.5x 11.2 19,423 17.7% Other Brands - Non-Darden - 119 471 31 2.6x 15.9 14,761 13.5% Other Brands - Darden - 13 120 34 3.9x 10.9 4,037 3.7% Total Owned Portfolio 535 3,721 29 4.7x 12.5 109,627 100.0% Q2'18 Activity(4) Acquired 16,258 9 50 20 N/A 13.7 1,023 0.9% Sold (16,245) (1) (15) 54 N/A 11.3 (824) N/A Tangible Assets Book Value ($000s) Cash and cash equivalents $ 88,371 Other tangible assets 2,186 Total Tangible Assets $ 90,557 Debt Face Value ($000s) Term loan $ 400,000 June 2024 note 50,000 June 2027 note 75,000 Revolving credit facility - Total Debt $ 525,000 Tangible Liabilities Book Value ($000s) Dividends payable $ 17,278 Deferred revenue, accrued interest, and other accrued expenses 12,684 Total Tangible Liabilities $ 29,962 Shares Outstanding Common stock (shares outstanding as of 6/30/2018) 62,930,370 Operating partnership units (OP units outstanding as of 6/30/2018) 409,320 Total Common Stock and OP Units Outstanding 63,339,690 ___________________________ (1) See glossary on page 15 for tenant EBITDAR and EBITDAR coverage definitions; 97% of portfolio reporting. (2) Lease term weighted by cash base rent. (3) Current scheduled minimum contractual rent as of 6/30/2018. (4) FCPT acquired 9 properties in Q2 2018 (2 Popeye's, 1 Red Lobster, 1 Buffalo Wild Wings, 1 Starbucks, 1 Panera, 1 McDonald's, 1 Olive Garden, 1 Cheddar's Scratch Kitchen); FCPT sold 1 Bahama Breeze. 7 | FCPT | Q2 2018

CAPITALIZATION & KEY CREDIT METRICS % of Market Current Capitalization ($000s, except per share data) Capitalization Equity: Share price (6/29/2018) $ 24.63 Shares and OP units outstanding (6/30/2018) 63,339,690 Equity Value $ 1,560,057 74.8% Debt: Term loan $ 400,000 19.2% Revolving credit facility - 0.0% Unsecured notes 125,000 6.0% Total Debt $ 525,000 25.2% Total Market Capitalization $ 2,085,057 100.0% Less: cash after dividends payable (71,093) Implied Enterprise Value $ 2,013,964 Dividend Data (fully diluted) Q2 2018 YTD 2018 Common dividend per share $0.275 $0.550 AFFO per share $0.340 $0.680 AFFO payout ratio 80.9% 80.9% Credit Metrics Net Debt(1) Adjusted EBITDAre (2) Ratio Net debt to Adjusted EBITDAre $ 453,907 $ 107,664 4.2x ___________________________ (1) Principal debt amount less cash and cash equivalents. (2) Current quarter annualized. See glossary on page 15 for definitions of EBITDAre and Adjusted EBITDAre and page 16 for reconciliation to net income. 8 | FCPT | Q2 2018

DEBT SUMMARY Balance as of Cash Interest Rate as Weighted (3) Maturity Date June 30, 2018 % of Debt of June 30, 2018 Average ($000s) Maturity (Yrs.) Debt Type Credit Facility Revolving facility 11/9/2021 $ - - 3.4 Term loan (1) 11/9/2022 400,000 76.2% 2.7% 4.4 Principal Amount $ 400,000 Unsecured Notes June 2024 notes 6/7/2024 $ 50,000 9.5% 4.7% 5.9 June 2027 notes 6/7/2027 75,000 14.3% 4.9% 8.9 Principal Amount $ 125,000 Mortgages Payable(2) None - - - - Total/Weighted Average $ 525,000 100.0% 3.2% 5.2 Unamortized Deferred Financing Costs Credit facility $ (6,974) Unsecured notes (1,577) Debt Carrying Value (GAAP) $ 516,449 Fixed rate $ 525,000 100.0% Variable rate $ - 0.0% Credit Rating (Fitch): BBB- ___________________________ (1) Borrowings under the term loan accrue interest at a rate of LIBOR plus 1.35%. FCPT has entered into interest rate swaps which fix the per annum interest rate at 2.7% through November 2018. FCPT has established additional swaps that fix 75% of the term loan's rate exposure from November 2018 through the November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.1%, 3.4%, and 3.5% for 2019, 2020, 2021, and 2022, respectively. (2) As of 6/30/2018, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered. (3) Excludes amortization of deferred financing costs on the credit facility and unsecured notes. 9 | FCPT | Q2 2018

DEBT COVENANTS As of June 30, 2018 The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants. Covenants Requirement Q2 2018 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 29.3% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 6.0x Limitation on unencumbered leverage ≤ 60% 30.9% Unencumbered interest coverage ratio ≥ 1.75x 6.6x 10 | FCPT | Q2 2018

PROPERTY LOCATIONS BY BRAND (1) 535 Properties(2) 31 Brands ___________________________ (1) Other includes two Seasons 52 properties, as well as one property for each of the following brands: BJ’s Restaurant, Cheddar’s, Chick-Fil-A, Chili’s, Del Taco/Mod Pizza, Denny’s, Fazoli’s, Panda Express, Panera Bread, Wildfish and Zaxby’s. Includes one vacant property. (2) Includes one vacant property. 11 | FCPT | Q2 2018

BRAND & TENANT DIVERSIFICATION Brand Breakdown(1) 18% 105 units 4% 13 units 65% 298 units 13% 119 units ABR(2): $109.6m ___________________________ (1) Percentage of annual cash base rent as of June 30, 2018. (2) Annualized cash base rent as defined in glossary. 12 | FCPT | Q2 2018

GEOGRAPHIC DIVERSIFICATION ND WA MT MN ME SD WI ID MI VT NH OR WY NY IA MA NE CT RI PA OH NV IL IN NJ UT CO MD DE KS MO WV KY VA CA TN OK NC AR % ABR(1) AZ NM SC ≥10.0% MS AL GA 5.0%–10.0% LA TX 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% FL <1.0% No Properties State % ABR Properties Texas 10.7% 48 Pennsylvania 3.3% 16 Wisconsin 2.3% 16 Nevada 1.7% 6 Louisiana 1.2% 6 Florida 10.1% 45 Illinois 3.2% 22 Mississippi 2.2% 14 Minnesota 1.6% 8 Missouri 1.0% 6 Georgia 8.1% 45 North Carolina 3.0% 17 South Carolina 2.1% 11 Colorado 1.4% 7 OtherOther 6.0% 27 Ohio 7.9% 45 California 3.0% 10 Iowa 2.1% 14 West Virginia 1.3% 6 Michigan 4.4% 28 New York 2.3% 11 Alabama 1.9% 12 Oklahoma 1.3% 7 Indiana 3.8% 30 Maryland 2.3% 12 Kentucky 1.9% 10 Arkansas 1.2% 7 Tennessee 3.6% 22 Virginia 2.3% 14 Arizona 1.7% 8 Kansas 1.2% 5 ___________________________ (1) Annualized cash base rent as defined in glossary. 13 | FCPT | Q2 2018

LEASE MATURITY SCHEDULE Lease Maturity Schedule (% Annualized Cash Based Rent1) 15.8% 99.9% occupied as of 15.3% 6/30/20182 13.6% 13.3% 13.0% Weighted average lease term of 9.5% 12.5 years 8.6% Less than 1.7% of rental 3.6% 3.7% income matures prior to 2027 0.7% 0.9% 0.3% 0.0% 0.0% 0.2% 0.2% 0.3% 0.3% 0.1% 0.2% 0.1% 0.2% 0.1% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 # Properties - - 3 2 3 4 3 1 2 75 74 69 67 64 46 40 5 2 41 27 2 4 1 Cash ABR ($000s)(1) - - 179 173 298 354 318 117 234 16,751 17,273 14,592 14,936 14,243 10,452 9,438 787 100 3,965 4,061 220 1,021 115 Total SF (000s) - - 15 8 12 18 13 4 7 542 539 516 518 510 363 346 21 7 118 123 6 31 5 ___________________________ (1) Annualized cash base rent as defined in glossary. (2) Occupancy based on portfolio square footage. 14 | FCPT | Q2 2018

GLOSSARY AND NON -GAAP DEFINITIONS Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements: This document includes certain non-GAAP financial measures that that disclose this information, representing approximately 97% of our to pay dividends or make distributions. In addition, our calculations of management believes are helpful in understanding our business, as ABR. For Darden, EBITDAR is updated twice annually by FFO are not necessarily comparable to FFO as calculated by other further described below. Our definition and calculation of non-GAAP multiplying the most recent individual property level sales REITs that do not use the same definition or implementation financial measures may differ from those of other REITs and therefore information (reported by Darden twice annually to FCPT) by the guidelines or interpret the standards differently from us. Investors in may not be comparable. The non-GAAP measures should not be brand average EBITDA margin reported by Darden in its most recent our securities should not rely on these measures as a substitute for any considered an alternative to net income as an indicator of our comparable period, and then adding back property level rent. FCPT GAAP measure, including net income. performance and should be considered only a supplement to net does not independently verify financial information provided by its income, and to cash flows from operating, investing or financing tenants. Adjusted Funds From Operations “AFFO” is a non-GAAP activities as a measure of profitability and/or liquidity, computed in measure that is used as a supplemental operating measure specifically accordance with GAAP. Tenant EBITDAR coverage is calculated by dividing our reporting for comparing year over year ability to fund dividend distribution tenants’ most recently reported EBITDAR by annual in-place cash from operating activities. AFFO is used by us as a basis to address our ABR refers to Annual Cash Base Rent, defined as the current base rent. ability to fund our dividend payments. We calculate adjusted funds scheduled minimum contractual rent as of 6/30/2018. from operations by adding to or subtracting from FFO: Funds From Operations (“FFO”) is a supplemental measure of our 1. Transaction costs incurred in connection with the acquisition of EBITDA represents earnings (GAAP net income) plus interest performance which should be considered along with, but not as an real estate investments expense, income tax expense, depreciation and amortization. alternative to, net income and cash provided by operating activities as 2. Non-cash stock-based compensation expense a measure of operating performance and liquidity. We calculate FFO 3. Amortization of deferred financing costs EBITDAre is a non-GAAP measure computed in accordance with in accordance with the standards established by NAREIT. FFO 4. Other non-cash interest expense the definition adopted by the National Association of Real Estate represents net income (loss) (computed in accordance with GAAP), 5. Non-real estate depreciation Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) from sales of property and undepreciated 6. Merger, restructuring and other related costs excluding gains (or losses) on the disposition of depreciable real estate land and impairment write-downs of depreciable real estate, plus real 7. Impairment charges on non-real estate assets and real estate impairment losses. estate related depreciation and amortization (excluding amortization 8. Amortization of capitalized leasing costs of deferred financing costs) and after adjustments for unconsolidated 9. Straight-line rent revenue adjustment Adjusted EBITDAre is computed as EBITDAre (as defined above) partnerships and joint ventures. We also omit the tax impact of non- 10. Amortization of above and below market leases excluding transaction costs incurred in connection with the acquisition FFO producing activities from FFO determined in accordance with the 11. Debt extinguishment gains and losses of real estate investments and gains or losses on the extinguishment of NAREIT definition. 12. Recurring capital expenditures and tenant improvements debt. Our management uses FFO as a supplemental performance measure AFFO is not intended to represent cash flow from operations for the We believe that presenting supplemental reporting measures, or non- because, in excluding real estate related depreciation and amortization period, and is only intended to provide an additional measure of GAAP measures, such as EBITDA, EBITDAre and Adjusted and gains and losses from property dispositions, it provides a performance by adjusting the effect of certain items noted above EBITDAre, is useful to investors and analysts because it provides performance measure that, when compared year over year, captures included in FFO. AFFO is a widely-reported measure by other REITs; important information concerning our on-going operating trends in occupancy rates, rental rates and operating costs. We offer however, other REITs may use different methodologies for performance exclusive of certain non-cash and other costs. These non- this measure because we recognize that FFO will be used by investors calculating AFFO and, accordingly, our AFFO may not be GAAP measures have limitations as they do not include all items of as a basis to compare our operating performance with that of other comparable to other REITs. income and expense that affect operations. Accordingly, they should REITs. However, because FFO excludes depreciation and not be considered alternatives to GAAP net income as a performance amortization and captures neither the changes in the value of our measure and should be considered in addition to, and not in lieu of, properties that result from use or market conditions, nor the level of GAAP financial measures. Our presentation of such non-GAAP capital expenditures and capitalized leasing commissions necessary to measures may not be comparable to similarly titled measures maintain the operating performance of our properties, all of which employed by other REITs. have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure Tenant EBITDAR is calculated as EBITDA plus rental expense. of our performance is limited. FFO is a non-GAAP measure and EBITDAR is derived from the most recent data provided by tenants should not be considered a measure of liquidity including our ability 15 | FCPT | Q2 2018

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA RE ($000s, except shares and per share data) Three Months Ended June 30, Six Months Ended June 30, Unaudited 2018 2017 2018 2017 Net Income $ 27,627 $ 18,441 $ 43,990 $ 34,081 Adjustments: Interest expense 4,877 4,508 9,733 8,604 Income tax expense 66 61 125 106 Depreciation and amortization 5,225 5,426 10,569 10,829 EBITDA(1) 37,795 28,436 64,417 53,620 Adjustments: Gain on dispositions of real estate (10,879) (3,291) (10,879) (3,291) Provision for impairment of real estate - - - - EBITDAre (1) 26,916 25,145 53,538 50,329 Adjustments: Real estate transaction costs - - - - Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 26,916 25,145 53,538 50,329 Annualized Adjusted EBITDAre $ 107,664 $ 100,580 $ 107,076 $ 100,658 ___________________________ (1) See glossary on page 15 for non-GAAP definitions. 16 | FCPT | Q2 2018

FOUR CORNERS PROPERTY TRUST N Y S E : F C P T 17 | FCPT | Q2 2018